[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING
                              GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGERS
John W. Ballen*                                          For additional information,
Toni Y. Shimura*                                         contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided total returns of -2.29%, including the reinvestment of any distributions. This compares to returns of -0.42% and 3.04%, respectively, over the same period for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Total Return Index (the Russell 2000). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Late in the first quarter, there was a global correction in the high-growth segments of the market in which we invest. Fueled by investor concerns over further Federal Reserve Board (Fed) interest rate increases, this correction in the valuations of technology, media, telecommunications, and biotechnology stocks continued into the first two months of the second quarter.

In early June, we began to see some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We have also seen more attractive valuations in the high-growth areas of the market, and we believe we may have seen the lows in the NASDAQ Composite Index (an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System) following the correction earlier this year. While we anticipate further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

In light of the rising interest rate environment we had earlier this year, we reduced our positions in some of our highest-valuation stocks that we felt had limited upside potential, and selectively added more defensive holdings such as generic drug and pharmaceutical companies, as well as food and drug retailers. However, we still expect to find our best investment ideas in technology, telecommunications, and health care. Particularly in an environment where interest rates stabilize or drop, these high-growth segments of the market could continue to deliver superior revenue and earnings growth.

We continue to focus on technology as our core sector because we believe these companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our technology weightings from time to time, we believe we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We expect to see certain core, high-quality technology companies emerge as leaders in their respective markets, and we hope to own those companies that are first to market with new products and services.

Among our technology holdings are several companies that enable e-commerce, both business to business and business to consumer. We believe the most successful will be those with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our technology holdings also include select Internet infrastructure and software companies such as VeriSign and Check Point, in addition to semiconductor companies such as Micron Technology and Intel.

With respect to telecommunications, we have reduced our holdings in telecom service providers because changes taking place in the industry -- most notably, the cost of doing business, particularly in terms of licensing and capital spending -- are expected to go higher and make these companies less profitable. Our largest telecom holdings currently are in equipment companies such as Nortel Networks, Corning, CIENA, and ADC Telecom. Despite some good investment opportunities, we probably won't see significant upside earnings surprises among the handset delivery companies.

In health care, we have targeted quality names like the emerging pharmaceutical company Sepracor and companies like PE Biosystems that make equipment used in genetics research. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies that we believe have the best intellectual property and product pipelines, both of which should help them better meet shareholder expectations. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. We remain optimistic on the long-term outlook for growth stocks, and believe the market leadership will continue to be in technology, telecommunications, and health care. Within these sectors, we are working to build positions in companies that we think can become leaders in their industries and deliver growth over long periods of time, thus creating value for shareholders.

Respectfully,

/s/ John W. Ballen                              /s/ Toni Y. Shimura

    John W. Ballen                                  Toni Y. Shimura
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is a portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Managed Sectors Fund and the Managed Sectors Series offered through MFS(R)/Sun Life annuity products. She is also a portfolio manager of MFS(R) Global Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Global Growth Series and the Emerging Growth Series, both offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $2.6 billion as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
INITIAL CLASS
                                                  6 Months              1 Year            3 Years              Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
--------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                  6 Months              1 Year            3 Years              Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
--------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, July 24, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 95.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Banks and Credit Companies - 0.4%
    Comerica, Inc.                                                    21,900             $      982,763
    First Tennessee National Corp.                                     1,600                     26,500
    PNC Bank Corp.                                                    92,600                  4,340,625
    Providian Financial Corp.                                         45,300                  4,077,000
                                                                                         --------------
                                                                                         $    9,426,888
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Abbott Laboratories, Inc.                                        286,100             $   12,749,331
    Abgenix, Inc.*                                                    12,700                  1,522,214
    Alkermes, Inc.*                                                    5,000                    235,625
    Genentech, Inc.*                                                  84,700                 14,568,400
    Pharmacia Corp.                                                   49,600                  2,563,700
    Waters Corp.*                                                     27,100                  3,382,419
                                                                                         --------------
                                                                                         $   35,021,689
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Seagate Technology, Inc.*                                         60,300             $    3,316,500
    Sun Microsystems, Inc.*                                          386,400                 35,138,250
    Texas Instruments, Inc.                                           28,700                  1,971,331
                                                                                         --------------
                                                                                         $   40,426,081
-------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Amgen, Inc.*                                                     255,400             $   17,941,850
    Automatic Data Processing, Inc.                                  315,200                 16,882,900
    Bea Systems, Inc.*                                                12,400                    613,025
    Computer Sciences Corp.*                                         180,100                 13,451,219
    First Data Corp.                                                 168,900                  8,381,663
    Fiserv, Inc.*                                                     29,900                  1,293,175
    IMRglobal Corp.*                                                  13,300                    173,731
    Insight Enterprises, Inc.*                                         1,550                     91,934
    Learning Tree International, Inc.*                                92,600                  5,671,750
    Pegasus Systems, Inc.*                                             2,250                     24,469
                                                                                         --------------
                                                                                         $   64,525,716
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.3%
    Motorola, Inc.                                                    33,150             $      963,422
    Sprint Corp. (PCS Group)*                                        469,900                 27,959,050
    Voicestream Wireless Corp.*                                      257,490                 29,945,282
                                                                                         --------------
                                                                                         $   58,867,754
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                                            129,200             $    3,302,675
    Dell Computer Corp.*                                             174,100                  8,585,306
                                                                                         --------------
                                                                                         $   11,887,981
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.8%
    Mercury Interactive Corp.*                                        45,300             $    4,382,775
    Microsoft Corp.*                                               1,159,400                 92,752,000
                                                                                         --------------
                                                                                         $   97,134,775
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.8%
    EMC Corp.*                                                       592,100             $   45,554,694
    Internet Commerce Corp.*                                           5,800                     84,100
    Lightspan, Inc.*                                                   3,440                     18,920
                                                                                         --------------
                                                                                         $   45,657,714
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 15.1%
    Ariba, Inc.*                                                      15,000             $    1,470,703
    BMC Software, Inc.*                                              502,480                 18,332,669
    Brocade Communications Systems, Inc.*                             35,100                  6,440,302
    Cadence Design Systems, Inc.*                                    130,200                  2,652,825
    Computer Associates International, Inc.                          232,600                 11,906,212
    Comverse Technology, Inc.*                                        72,600                  6,751,800
    E.piphany, Inc.*                                                  16,200                  1,736,437
    Foundry Networks, Inc.*                                           15,500                  1,705,000
    I2 Technologies, Inc.*                                            33,900                  3,534,605
    Oracle Corp.*                                                  3,345,150                281,201,672
    Redback Networks, Inc.*                                           17,400                  3,097,200
    Siebel Systems, Inc.*                                             93,600                 15,309,450
    StorageNetworks, Inc.*                                             4,260                    384,465
    Sycamore Networks, Inc.*                                         121,300                 13,388,487
    VERITAS Software Corp.*                                          190,000                 21,472,969
                                                                                         --------------
                                                                                         $  389,384,796
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                        1,756,958             $   83,235,885
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Philip Morris Cos., Inc.                                          32,100             $      852,656
    Carson, Inc.,"A"*                                                 65,300                    293,850
                                                                                         --------------
                                                                                         $    1,146,506
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Capstone Turbine Corp.*                                            2,770             $      124,823
    Emerson Electric Co.                                              22,100                  1,334,288
    General Electric Co.                                             255,800                 13,557,400
    Jabil Circuit, Inc.*                                              31,500                  1,563,187
    Micrel, Inc.*                                                      4,600                    199,813
                                                                                         --------------
                                                                                         $   16,779,511
-------------------------------------------------------------------------------------------------------
  Electronics - 17.0%
    Altera Corp.*                                                    653,100             $   66,575,381
    Analog Devices, Inc.*                                            492,200                 37,407,200
    Applied Materials, Inc.*                                          93,900                  8,509,687
    Atmel Corp.*                                                     143,300                  5,284,188
    ATMI, Inc.*                                                        2,200                    102,300
    Burr-Brown Corp.*                                                  2,850                    247,059
    Conductus, Inc.*                                                   8,400                    165,900
    Credence Systems Corp.*                                            4,600                    253,863
    Flextronics International Ltd.*                                  208,600                 14,328,212
    Intel Corp.                                                      569,400                 76,121,662
    Lam Research Corp.*                                              186,700                  7,001,250
    Linear Technology Corp.                                          232,500                 14,865,469
    LSI Logic Corp.*                                                 313,700                 16,979,012
    LTX Corp.*                                                         5,900                    206,131
    Marvell Technology Group Ltd.*                                     2,300                    131,100
    Maxim Integrated Products, Inc.*                                   2,200                    149,463
    Microchip Technology, Inc.*                                        2,100                    122,358
    Micron Technology, Inc.*                                         968,800                 85,314,950
    National Semiconductor Corp.*                                    277,800                 15,765,150
    Novellus Systems, Inc.*                                           26,700                  1,510,219
    Photronics, Inc.*                                                  2,300                     65,263
    PMC-Sierra, Inc.*                                                 39,100                  6,947,581
    Quanta Services, Inc.*                                             3,600                    198,000
    Sanmina Corp.*                                                   135,040                 11,545,920
    SDL, Inc.*                                                         8,600                  2,452,613
    SIPEX Corp.*                                                      13,400                    371,013
    Solectron Corp.*                                                 177,300                  7,424,437
    Teradyne, Inc.*                                                  144,400                 10,613,400
    Xilinx, Inc.*                                                    548,500                 45,285,531
                                                                                         --------------
                                                                                         $  435,944,312
-------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Devon Energy Corp.                                                60,300             $    3,388,106
    Dynegy, Inc.                                                     102,600                  7,008,863
                                                                                         --------------
                                                                                         $   10,396,969
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Clear Channel Communications, Inc.*                               88,500             $    6,637,500
    International Speedway Corp.                                       3,079                    127,394
    USA Networks, Inc.*                                              220,200                  4,761,825
    Viacom, Inc., "B"*                                               215,600                 14,701,225
                                                                                         --------------
                                                                                         $   26,227,944
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    American Express Co.                                              82,800             $    4,315,950
    Charter One Financial, Inc.                                       52,400                  1,205,200
    Citigroup, Inc.                                                  256,300                 15,442,075
    Golden West Financial Corp.                                      108,600                  4,432,237
    Household International, Inc.                                     90,800                  3,773,875
    Merrill Lynch & Co., Inc.                                        134,700                 15,490,500
    State Street Corp.                                                13,200                  1,400,025
    Waddell & Reed Financial, Inc., "A"                                3,000                     98,438
                                                                                         --------------
                                                                                         $   46,158,300
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    AXA Financial, Inc.                                              141,600             $    4,814,400
    Mellon Financial Corp.                                           117,100                  4,266,831
                                                                                         --------------
                                                                                         $    9,081,231
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                                         63,500             $    4,742,656
    Coca-Cola Co.                                                     94,200                  5,410,613
                                                                                         --------------
                                                                                         $   10,153,269
-------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    American International Group, Inc.                                75,600             $    8,883,000
    Hartford Financial Services Group, Inc.                           68,400                  3,826,125
                                                                                         --------------
                                                                                         $   12,709,125
-------------------------------------------------------------------------------------------------------
  Internet - 2.2%
    Art Technology Group, Inc.*                                        7,000             $      706,563
    Juniper Networks, Inc.*                                           87,200                 12,693,050
    VeriSign, Inc.*                                                  245,387                 43,310,805
                                                                                         --------------
                                                                                         $   56,710,418
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Allergan, Inc.                                                    49,900             $    3,717,550
    Alza Corp.*                                                       23,600                  1,395,350
    American Home Products Corp.                                      49,100                  2,884,625
    Bausch & Lomb, Inc.                                               61,800                  4,781,775
    Bristol-Myers Squibb Co.                                         120,100                  6,995,825
    Immunex Corp.*                                                   147,400                  7,287,087
    Pfizer, Inc.                                                     526,475                 25,270,800
                                                                                         --------------
                                                                                         $   52,333,012
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.5%
    Allscripts, Inc.*                                                  3,650             $       83,950
    BioSource International, Inc.*                                    26,700                    594,075
    BioSphere Medical, Inc.*                                           9,800                    137,200
    Cardinal Health, Inc.                                             86,100                  6,371,400
    Human Genome Sciences, Inc.*                                       3,800                    506,825
    MedImmune, Inc.                                                   52,600                  3,892,400
    Merrill Lynch HOLDRs Trust*                                       55,400                  9,861,200
    PE Corp-PE Biosystems Group                                      245,000                 16,139,375
    Quest Diagnostics, Inc.*                                          18,500                  1,382,875
                                                                                         --------------
                                                                                         $   38,969,300
-------------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                           3,400             $      110,075
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                               298,600             $    9,555,200
    Global Marine, Inc.*                                             144,000                  4,059,000
    Halliburton Co.                                                   83,600                  3,944,875
    Noble Affiliates, Inc.                                            27,800                  1,035,550
    Noble Drilling Corp.*                                            137,600                  5,667,400
    Weatherford International, Inc.*                                  51,000                  2,030,438
                                                                                         --------------
                                                                                         $   26,292,463
-------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Anadarko Petroleum Corp.                                         131,200             $    6,469,800
    Apache Corp.                                                      77,400                  4,552,087
    Coastal Corp.                                                    194,700                 11,852,362
    EOG Resources, Inc.                                              547,200                 18,331,200
    Grant Pride Co., Inc.*                                            51,000                  1,275,000
    Transocean Sedco Forex, Inc.                                      61,800                  3,302,438
                                                                                         --------------
                                                                                         $   45,782,887
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.5%
    Andrx Corp.*                                                      11,000             $      703,141
    Sepracor, Inc.*                                                  274,300                 33,087,437
    Teva Pharmaceutical Industries Ltd.                               83,000                  4,601,313
                                                                                         --------------
                                                                                         $   38,391,891
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Cendant Corp.*                                                    68,679             $      961,506
-------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    CVS Corp.                                                        176,000             $    7,040,000
    Kohl's Corp.*                                                     23,600                  1,312,750
    RadioShack Corp.*                                                224,600                 10,640,425
    Wal-Mart Stores, Inc.                                            287,700                 16,578,713
                                                                                         --------------
                                                                                         $   35,571,888
-------------------------------------------------------------------------------------------------------
  Special Products and Services
    Newport News Shipbuilding, Inc.                                      500             $       18,375
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Albertsons, Inc.                                                 150,700             $    5,010,775
    Kroger Co.*                                                      123,000                  2,713,687
    Safeway, Inc.*                                                   672,600                 30,351,075
                                                                                         --------------
                                                                                         $   38,075,537
-------------------------------------------------------------------------------------------------------
  Telecommunications - 15.6%
    ADC Telecommunications, Inc.*                                    253,804             $   21,287,810
    Amdocs Ltd.*                                                       6,900                    529,575
    AT&T Corp., "A"*                                                 412,400                 10,000,700
    Cabletron Systems, Inc.*                                         119,900                  3,027,475
    CIENA Corp.*                                                     307,400                 51,239,737
    Cisco Systems, Inc.*                                           2,100,812                133,532,863
    Corning, Inc.                                                    246,200                 66,443,225
    Emulex Corp.*                                                     20,600                  1,353,162
    Intermedia Communications, Inc.*                                   4,500                    133,875
    ITC Deltacom, Inc.*                                                3,500                     78,094
    JDS Uniphase Corp.*                                              143,042                 17,147,160
    Lucent Technologies, Inc.                                         22,100                  1,309,425
    Metromedia Fiber Network, Inc., "A"*                             804,970                 31,947,247
    MGC Communications, Inc.*                                         39,200                  2,349,550
    MRV Communications, Inc.*                                         21,600                  1,452,600
    New Focus, Inc.*                                                   1,710                    140,434
    NEXTEL Communications, Inc.*                                     102,000                  6,241,125
    Nextlink Communications, Inc., "A"*                               14,000                    531,125
    ONI Systems Corp.*                                                 3,560                    417,243
    Scientific-Atlanta, Inc.                                           3,500                    260,750
    Sprint Corp.*                                                    182,500                  9,307,500
    Tellabs, Inc.*                                                   288,300                 19,730,531
    WorldCom, Inc.*                                                  490,531                 22,503,110
                                                                                         --------------
                                                                                         $  400,964,316
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                                       194,600             $    8,878,625
    Calpine Corp.*                                                   508,600                 33,440,450
                                                                                         --------------
                                                                                         $   42,319,075
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Enron Corp.                                                      112,600             $    7,262,700
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $2,187,929,889
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.6%
  Bermuda - 0.3%
    Global Crossing Ltd. (Telecommunications)*                       288,300             $    7,585,894
-------------------------------------------------------------------------------------------------------
  Canada - 3.8%
    Call-Net Enterprises, Inc. (Telecommunications)*                   5,000             $       12,188
    Nortel Networks Corp. (Telecommunications)                     1,429,240                 97,545,630
                                                                                         --------------
                                                                                         $   97,557,818
-------------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Nokia Corp., ADR (Telecommunications)                            730,900             $   36,499,319
    Sonera Oyj (Telecommunications)                                  195,800                  8,924,986
                                                                                         --------------
                                                                                         $   45,424,305
-------------------------------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)               85,900             $    5,712,350
    Bouygues S.A. (Telecommunications)                                31,198                 20,847,131
                                                                                         --------------
                                                                                         $   26,559,481
-------------------------------------------------------------------------------------------------------
  Germany
    Medigene AG (Pharmaceuticals)*                                     3,350             $      217,458
    SAP AG, ADR (Computer Software - Systems)                          9,700                    455,294
                                                                                         --------------
                                                                                         $      672,752
-------------------------------------------------------------------------------------------------------
  Hong Kong
    China Telecom Ltd. (Telecommunications)                            1,000             $        8,820
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                100,600             $   21,302,050
-------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Ericsson LM, ADR (Telecommunications)                          1,211,100             $   24,222,000
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    ARM Holdings PLC (Electronics)*                                  138,500             $    1,483,226
    ARM Holdings PLC, ADR (Electronics)*                             769,200                 25,287,450
    Vodafone AirTouch PLC (Telecommunications)*                    3,511,253                 14,180,700
    Vodafone AirTouch PLC, ADR (Telecommunications)                  218,500                  9,054,094
                                                                                         --------------
                                                                                         $   50,005,470
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  273,338,590
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,848,396,806)                                           $2,461,268,479
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.6%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 7/03/00                     $ 100,000             $   99,961,778
    Federal Home Loan Mortgage Corp., due 7/03/00                     18,297                 18,290,321
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $  118,252,099
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,966,648,905)                                      $2,579,520,578

Other Assets, Less Liabilities - (0.3)%                                                      (8,524,354)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $2,570,996,224
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,966,648,905)        $2,579,520,578
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     21,699,106
  Cash                                                                  715,130
  Receivable for series shares sold                                   5,452,840
  Receivable for investments sold                                    50,238,827
  Interest and dividends receivable                                     494,558
  Deferred organization expenses                                            121
  Other assets                                                            6,736
                                                                 --------------
      Total assets                                               $2,658,127,896
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $    1,506,578
  Payable for investments purchased                                  63,620,432
  Collateral for securities loaned, at value                         21,699,106
  Payable to affiliates -
    Management fee                                                       51,979
    Shareholder servicing agent fee                                       2,426
    Administrative fee                                                    1,148
  Accrued expenses and other liabilities                                250,003
                                                                 --------------
      Total liabilities                                          $   87,131,672
                                                                 --------------
Net assets                                                       $2,570,996,224
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,680,911,518
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    612,867,823
  Accumulated net realized gain on investments and foreign
    currency transactions                                           278,738,592
  Accumulated net investment loss                                    (1,521,709)
                                                                 --------------
      Total                                                      $2,570,996,224
                                                                 ==============
Shares of beneficial interest outstanding                          73,340,864
                                                                   ==========
Initial Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $2,570,238,070 / 73,319,232
    shares of beneficial interest outstanding)                       $35.06
                                                                     ======
Service Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $758,154 / 21,632 shares of
    beneficial interest outstanding)                                 $35.05
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $    6,917,791
    Dividends                                                         1,724,955
    Foreign taxes withheld                                             (117,703)
                                                                 --------------
      Total investment income                                    $    8,525,043
                                                                 --------------
  Expenses -
    Management fee                                               $    8,968,014
    Trustees' compensation                                               11,100
    Shareholder servicing agent fee                                     418,508
    Distribution fee (Service Class)                                        105
    Administrative fee                                                  179,190
    Custodian fee                                                       371,718
    Printing                                                             92,722
    Auditing fee                                                         18,850
    Legal fees                                                              906
    Amortization of organization expenses                                   916
    Miscellaneous                                                        84,934
                                                                 --------------
      Total expenses                                             $   10,146,963
    Fees paid indirectly                                               (100,211)
                                                                 --------------
      Net expenses                                               $   10,046,752
                                                                 --------------
        Net investment loss                                      $   (1,521,709)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  284,806,766
    Foreign currency transactions                                      (302,467)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $  284,504,299
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (350,274,012)
    Translation of assets and liabilities in foreign currency           (12,722)
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (350,286,734)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $  (65,782,435)
                                                                 --------------
          Decrease in net assets from operations                 $  (67,304,144)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000            DECEMBER 31, 1999
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (1,521,709)              $   (2,876,317)
  Net realized gain on investments and foreign
    currency transactions                                     284,504,299                  175,149,671
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (350,286,734)                 712,931,920
                                                           --------------               --------------
    Increase (decrease) in net assets from operations      $  (67,304,144)              $  885,205,274
                                                           --------------               --------------
Distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions (Initial Class)                             $ (131,948,496)              $         --
                                                           --------------               --------------
Net increase in net assets from series share
  transactions                                             $  637,720,760               $  338,336,291
                                                           --------------               --------------
      Total increase in net assets                         $  438,468,120               $1,223,541,565
Net assets:
  At beginning of period                                    2,132,528,104                  908,986,539
                                                           --------------               --------------
  At end of period (including accumulated net
    investment loss of $1,521,709 and $0,
    respectively)                                          $2,570,996,224               $2,132,528,104
                                                           ==============               ==============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                       SIX MONTHS ENDED          ---------------------------------------------------------       DECEMBER 31,
                          JUNE 30, 2000                 1999            1998            1997          1996              1995*
                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                   INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $37.94               $21.47          $16.13          $13.24        $11.41             $10.00
                                 ------               ------          ------          ------        ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)   $(0.02)              $(0.06)         $(0.05)         $(0.06)       $(0.01)            $ 0.01
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency          (0.85)               16.53            5.55            2.95          1.95               1.74
                                 ------               ------          ------          ------        ------             ------
    Total from investment
      operations                 $(0.87)              $16.47          $ 5.50          $ 2.89        $ 1.94             $ 1.75
                                 ------               ------          ------          ------        ------             ------
Less distributions declared to shareholders -
  From net investment income     $ --                 $ --            $ --            $ --          $ --               $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions         (2.01)                --             (0.05)           --           (0.06)             (0.26)
  In excess of net realized gain
    on investments and foreign
    currency transactions          --                   --             (0.11)           --           (0.05)              --
  From paid-in capital             --                   --              --              --            --                (0.07)
                                 ------               ------          ------          ------        ------             ------
    Total distributions
      declared to shareholders   $(2.01)              $ --            $(0.16)         $ --          $(0.11)            $(0.34)
                                 ------               ------          ------          ------        ------             ------
Net asset value - end of
  period                         $35.06               $37.94          $21.47          $16.13        $13.24             $11.41
                                 ======               ======          ======          ======        ======             ======
Total return                      (2.29)%++            76.71%          34.16%          21.90%        17.02%             17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.85%+               0.84%           0.85%           0.90%         1.00%              1.00%+
  Net investment income
    (loss)                        (0.13)%+             (0.23)%         (0.29)%         (0.38)%       (0.08)%             0.10%+
Portfolio turnover                  101%                 176%             71%            112%           96%                73%
Net assets at end of period
  (000 Omitted)              $2,570,239           $2,132,528        $908,987        $384,480      $104,956             $3,869

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss#                                                            $(0.05)       $(0.03)            $(0.18)
      Ratios (to average net assets):
        Expenses##                                                                      0.87%         1.16%              2.91%+
        Net investment loss                                                            (0.35)%       (0.23)%            (1.78)%+
  * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                JUNE 30, 2000*
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $35.70
                                                                  ------
Income (loss) from investment operations# -
  Net investment loss                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                       (0.63)
                                                                  ------
    Total from investment operations                              $(0.65)
                                                                  ------
Net asset value - end of period                                   $35.05
                                                                  ======
Total return                                                       (1.82)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.05%+
  Net investment loss                                              (0.42)%+
Portfolio turnover                                                   101%
Net assets at end of period (000 Omitted)                           $758

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 124 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $70,879,659. These loans were collateralized by U.S. Treasury securities of $50,233,799 and cash of $21,699,106, which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                       SHARES         AND VALUE
-------------------------------------------------------------------------------
Bayerische- und Vereinsbank, 6.26%, due 7/20/00   $ 1,000,000       $   999,813
Salomon Smith Barney, Inc., 7.13%, due 7/3/00      10,699,293        10,699,293
Salomon Smith Barney, Inc., 6.85%, due 7/3/00      10,000,000        10,000,000
                                                  -----------       -----------
Total investments of cash collateral for
  securities loaned                               $21,699,293       $21,699,106
                                                  ===========       ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified, as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $    9,218,134    $    8,359,927
                                               --------------    --------------
Investments (non-U.S. government securities)   $2,624,632,882    $2,180,628,133
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,966,648,905
                                                                 --------------
Gross unrealized appreciation                                    $  687,426,324
Gross unrealized depreciation                                       (74,554,651)
                                                                 --------------
    Net unrealized appreciation                                  $  612,871,673
                                                                 ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                    SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  --------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         19,715,743      $  742,653,169        30,176,209      $  743,064,297
Shares issued to shareholders
  in reinvestment of
  distributions                      3,782,927         131,948,486          --                 --
Shares reacquired                   (6,387,180)       (237,618,437)      (16,305,783)       (404,728,006)
                                    ----------      --------------        ----------      --------------
    Net increase                    17,111,490      $  636,983,218        13,870,426      $  338,336,291
                                    ==========      ==============        ==========      ==============

Service Class shares

                                       PERIOD ENDED JUNE 30, 2000*
                                  --------------------------------
                                        SHARES              AMOUNT
------------------------------------------------------------------
Shares sold                             22,118      $      753,813
Shares reacquired                         (486)            (16,271)
                                    ----------      --------------
    Net increase                        21,632      $      737,542
                                    ==========      ==============

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $9,462. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              VEG-3  8/00  114M